Exhibit 10.64


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") dated this 9th of December, 1999, by and between TREMONT ADVISERS, INC., a Delaware corporation having its principal executive offices at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York ("Tremont"); and SANDRA L. MANZKE, an individual residing in Pound Ridge, New York ("Executive").

                                   WITNESSETH:

     WHEREAS, Executive is employed by Tremont pursuant to and in accordance with the terms and conditions contained in an employment agreement dated September 25, 1995 (the "Employment Agreement"), by and between Tremont and Executive; and

     WHEREAS, Executive and Tremont are each desirous of amending the Employment Agreement in accordance with this Amendment, effective January 1, 2000.

     NOW, THEREFORE, in consideration of the promises and mutual covenants, terms and conditions hereinafter set forth and in the Employment Agreement, the parties hereto hereby agree as follows:

1. Section 3(a)(i) of the Employment Agreement is hereby amended by deleting the following phrase: "three hundred eighty thousand dollars" ($380,000) and inserting in its place "three hundred ninety-one thousand four hundred dollars" ($391,400)."

2. Section 5 shall be amended by deleting all references therein to "December 31, 1999" and inserting in its place "December 31, 2000."

3. Except to the extent amended by this Amendment, the terms and conditions of the Employment Agreement shall remain in full force and effect. In the event of any conflict between the terms of the Employment Agreement and the Amendment, the Amendment shall control.

4. Each party hereby represents and warrants to the other that each has read the foregoing provisions and that each has had a sufficient opportunity to discuss this Amendment with anyone each party might desire prior to signing below. Further, in signing this Amendment, each party has not relied on or been induced to execute this Amendment by any statements, representations, agreements or promises, oral or written, made by the other except for those expressly contained in this Amendment.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as of the date first above written.

WITNESS


/s/ Suzanne S. Hammond                                 By: /s/ Sandra L. Manzke
-------------------------------------                     ---------------------
Suzanne S. Hammond                                        Sandra L. Manzke
Secretary and Treasurer

ATTEST                                                 TREMONT ADVISERS, INC.


/s/ Stephen S. Clayton                                 /s/ Robert I. Schulman
-------------------------------------                  ----------------------
Stephen T. Clayton                                     Robert I. Schulman
Chief Financial Officer                                Chief Operating Officer














                                       79